Exhibit 99.5

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	12	3,834,646.27	3.62	5.350	683	79.49
5.501 - 6.000	69	15,667,670.40	14.78	5.854	662	79.64
6.001 - 6.500	94	21,391,347.93	20.17	6.292	651	79.50
6.501 - 7.000	142	30,873,083.81	29.11	6.789	648	79.72
7.001 - 7.500	82	14,231,316.39	13.42	7.284	647	79.98
7.501 - 8.000	61	9,922,469.12	9.36	7.750	634	79.68
8.001 - 8.500	27	5,487,096.81	5.17	8.238	617	80.00
8.501 - 9.000	28	4,264,695.30	4.02	8.803	619	79.61
9.001 - 9.500	3	252,468.61	0.24	9.212	606	80.00
9.501 - 10.000	1	115,886.20	0.11	9.650	609	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: 5.150
Max: 9.650
Weighted Average: 6.820

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	87	7,356,721.08	6.94	7.351	629	79.78
100,000.01 - 150,000.00	121	15,058,485.65	14.20	7.035	634	79.74
150,000.01 - 200,000.00	90	15,699,193.52	14.80	6.870	646	79.78
200,000.01 - 250,000.00	73	16,425,874.33	15.49	6.758	651	79.98
250,000.01 - 300,000.00	60	16,576,545.85	15.63	6.763	648	79.27
300,000.01 - 350,000.00	37	12,049,545.76	11.36	6.794	651	79.70
350,000.01 - 400,000.00	14	5,295,362.86	4.99	6.612	650	80.00
400,000.01 - 450,000.00	12	5,131,179.78	4.84	6.407	666	80.00
450,000.01 - 500,000.00	18	8,566,828.77	8.08	6.630	651	79.47
500,000.01 - 550,000.00	4	2,108,250.00	1.99	6.569	652	78.73
550,000.01 - 600,000.00	2	1,114,325.73	1.05	6.446	712	80.00
650,000.01 - 700,000.00	1	658,367.51	0.62	7.000	741	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: $59,913.30
Max: $658,367.51
Average: $204,317.30

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	253	43,092,476.84	40.64	6.967	645	79.70
ARM 2/28 - 60 mo. IO	120	33,563,540.75	31.65	6.638	660	79.85
ARM 2/28 - Balloon 40/30	45	10,120,541.63	9.54	7.041	633	79.10
ARM 5/25 - 60 mo. IO	21	5,762,056.71	5.43	6.510	651	79.71
ARM 5/25	31	4,834,708.31	4.56	6.762	636	79.93
Fixed 30 yr	24	3,748,507.45	3.53	6.911	646	79.82
ARM 5/25 - Balloon 40/30	12	2,170,453.06	2.05	6.219	633	80.00
ARM 3/27 - 60 mo. IO	6	1,480,249.90	1.40	6.509	635	78.19
ARM 3/27 - Balloon 40/30	4	968,030.46	0.91	7.614	611	80.00
ARM 3/27	3	300,115.73	0.28	7.570	628	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	434	89,033,148.24	83.96	6.797	650	79.75
Adjustable Balloon	61	13,259,025.15	12.50	6.948	631	79.32
Fixed	24	3,748,507.45	3.53	6.911	646	79.82

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	2	328,000.00	0.31	6.744	643	80.00
15.01 - 20.00	3	523,357.05	0.49	6.170	628	80.00
20.01 - 25.00	14	1,939,662.75	1.83	6.221	649	79.97
25.01 - 30.00	18	2,567,050.18	2.42	6.810	624	78.90
30.01 - 35.00	37	6,748,545.35	6.36	6.739	661	79.77
35.01 - 40.00	86	16,986,646.67	16.02	6.663	651	79.56
40.01 - 45.00	148	29,610,962.81	27.92	6.892	646	79.76
45.01 - 50.00	209	47,005,123.30	44.33	6.881	647	79.72
50.01 - 55.00	2	331,332.73	0.31	5.965	676	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: 11.00
Max: 51.00
Weighted Average: 43.08

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	405	79,245,575.08	74.73	6.824	647	79.67
3	113	26,721,003.65	25.20	6.806	650	79.78
4	1	74,102.11	0.07	7.610	627	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: 2
Max: 4
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	519	106,040,680.84	100.00	6.820	648	79.70

Total:	519	106,040,680.84	100.00	6.820	648	79.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
60.01 - 65.00	1	108,317.16	0.10	6.875	741	64.39
65.01 - 70.00	2	449,278.31	0.42	6.609	631	70.00
70.01 - 75.00	13	3,235,447.54	3.05	6.765	628	74.34
75.01 - 80.00	503	102,247,637.83	96.42	6.822	648	79.92

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: 64.39
Max: 80.00
Weighted Average: 79.70

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
580 - 599	39	6,335,214.78	5.97	6.761	592	79.32
600 - 619	127	23,495,728.38	22.16	7.450	611	79.82
620 - 639	118	22,636,482.01	21.35	6.810	630	79.38
640 - 659	97	19,895,356.03	18.76	6.700	650	79.81
660 - 679	55	12,980,050.37	12.24	6.441	668	79.82
680 - 699	37	9,189,972.81	8.67	6.386	688	79.97
700 - 719	17	4,087,148.10	3.85	6.581	711	79.68
720 - 739	19	4,825,315.67	4.55	6.613	729	80.00
740 - 759	6	1,577,471.57	1.49	6.822	742	78.93
760 - 779	2	374,676.85	0.35	6.436	765	80.00
780 - 799	2	643,264.27	0.61	5.552	789	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Min: 580
Max: 791
NZ Weighted Average: 648

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	393	79,212,428.15	74.70	6.886	650	79.94
Cashout Refinance	109	24,398,055.10	23.01	6.614	640	78.89
Rate/Term Refinance	17	2,430,197.59	2.29	6.731	640	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	468	94,894,128.33	89.49	6.792	647	79.68
Condo	33	6,672,430.38	6.29	7.093	659	79.95
Duplex	18	4,474,122.13	4.22	6.994	649	79.74

Total:	519	106,040,680.84	100.00	6.820	648	79.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	298	62,402,340.79	58.85	7.182	653	79.74
Full	210	42,127,606.01	39.73	6.290	640	79.62
Full Doc Plus	11	1,510,734.04	1.42	6.635	617	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	519	106,040,680.84	100.00	6.820	648	79.70

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	7	1,284,411.61	1.21	6.661	658	78.33
California	85	28,886,961.89	27.24	6.630	660	79.64
Colorado	5	838,378.69	0.79	6.916	646	80.00
Connecticut	7	1,279,921.89	1.21	6.799	638	80.00
Delaware	1	194,425.77	0.18	6.100	616	75.00
Florida	123	26,340,818.51	24.84	6.889	649	79.96
Georgia	31	4,518,615.44	4.26	6.924	631	79.36
Idaho	1	99,442.13	0.09	7.440	620	80.00
Illinois	1	149,280.89	0.14	5.650	637	80.00
Indiana	1	115,104.53	0.11	6.710	603	80.00
Kansas	3	458,283.44	0.43	6.954	626	78.49
Louisiana	1	151,680.02	0.14	5.720	649	80.00
Maryland	13	2,661,198.54	2.51	6.898	639	78.40
Massachusetts	11	2,999,429.42	2.83	6.974	648	80.00
Michigan	9	1,135,077.05	1.07	7.012	639	79.73
Mississippi	1	197,450.51	0.19	7.250	613	80.00
Missouri	6	664,267.60	0.63	6.935	661	77.45
Nevada	7	1,419,904.48	1.34	6.527	633	80.00
New Jersey	16	3,937,121.53	3.71	6.386	666	80.00
New York	20	5,212,699.86	4.92	7.032	648	79.17
North Carolina	14	1,998,437.27	1.88	6.809	623	79.60
Ohio	17	1,943,439.95	1.83	7.213	627	80.00
Oklahoma	14	1,606,570.00	1.52	6.885	631	80.00
Oregon	7	1,255,895.43	1.18	7.041	661	80.00
Pennsylvania	2	177,893.85	0.17	7.192	643	80.00
Rhode Island	4	978,745.98	0.92	6.632	636	80.00
South Carolina	7	926,393.76	0.87	7.755	637	80.00
Tennessee	5	592,054.36	0.56	6.572	620	80.00
Texas	74	8,483,102.39	8.00	7.095	630	79.98
Utah	5	854,325.81	0.81	6.553	664	80.00
Virginia	7	1,740,629.24	1.64	6.649	643	78.95
Washington	12	2,741,351.73	2.59	6.744	633	79.75
Wisconsin	2	197,367.27	0.19	8.672	636	80.00

Total:	519	106,040,680.84	100.00	6.820	648	79.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	132	25,823,971.43	24.35	6.922	644	79.45
12	8	2,631,011.15	2.48	6.636	683	80.00
24	322	67,204,954.99	63.38	6.812	648	79.74
36	57	10,380,743.27	9.79	6.662	647	79.98

Total:	519	106,040,680.84	100.00	6.820	648	79.70

Loans with Penalty: 75.65

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	477	98,854,725.09	96.64	6.821	648	79.71
5.501 - 6.000	18	3,437,448.30	3.36	6.691	632	79.18

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 5.500
Max: 5.950
Weighted Average (>0): 5.514

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	1	362,800.00	0.35	5.150	691	80.00
10.501 - 11.000	11	2,751,743.82	2.69	5.842	649	79.91
11.001 - 11.500	32	7,908,218.06	7.73	5.872	659	79.55
11.501 - 12.000	68	14,876,088.38	14.54	6.075	659	79.63
12.001 - 12.500	78	17,747,724.26	17.35	6.350	652	79.48
12.501 - 13.000	125	27,602,981.32	26.98	6.801	650	79.68
13.001 - 13.500	77	12,992,864.60	12.70	7.308	647	79.98
13.501 - 14.000	54	9,097,181.95	8.89	7.786	633	79.71
14.001 - 14.500	21	4,819,560.88	4.71	8.234	617	80.00
14.501 - 15.000	24	3,764,655.31	3.68	8.812	617	79.60
15.001 - 15.500	3	252,468.61	0.25	9.212	606	80.00
15.501 - 16.000	1	115,886.20	0.11	9.650	609	80.00

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 10.150
Max: 15.650
Weighted Average (>0): 12.690

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	13	4,142,031.50	4.05	5.398	682	79.53
5.501 - 6.000	64	14,357,514.90	14.04	5.845	661	79.60
6.001 - 6.500	92	20,916,283.66	20.45	6.297	651	79.48
6.501 - 7.000	135	30,171,394.33	29.50	6.791	649	79.71
7.001 - 7.500	79	13,606,682.69	13.30	7.280	647	79.98
7.501 - 8.000	57	9,554,656.36	9.34	7.754	635	79.74
8.001 - 8.500	25	5,166,169.95	5.05	8.232	617	80.00
8.501 - 9.000	26	4,009,085.19	3.92	8.804	617	79.59
9.001 - 9.500	3	252,468.61	0.25	9.212	606	80.00
9.501 - 10.000	1	115,886.20	0.11	9.650	609	80.00

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 5.150
Max: 9.650
Weighted Average (>0): 6.815

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	414	85,653,664.26	83.73	6.840	648	79.67
3.000	17	3,871,291.05	3.78	7.149	666	79.66
5.000	64	12,767,218.08	12.48	6.556	642	79.84

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.412

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	495	102,292,173.39	100.00	6.816	648	79.69

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	88	22,216,874.28	21.72	6.797	651	79.76
22	330	64,559,684.94	63.11	6.866	649	79.67
33	6	900,638.23	0.88	6.983	616	80.00
34	7	1,847,757.86	1.81	7.029	630	78.55
57	12	2,472,457.84	2.42	6.472	660	80.00
58	52	10,294,760.24	10.06	6.576	638	79.81

Total:	495	102,292,173.39	100.00	6.816	648	79.69

Min: 21
Max: 58
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.